UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009
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Capital Growth Systems, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Florida --------------------------------------	0-30831 -------------------------------	65-0953505 ----------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Wacker Drive, 16th Floor, Chicago, Illinois 60606
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(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400
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(Registrant's Telephone Number, Including Area Code)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On April 15, 2009, the Company held a conference call to discuss its operations for the year ended December 31, 2008.  A copy of the script for that call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

All information in the script is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference.

Notwithstanding the statement contained in Part III of the Form 12b-25 (Notification of Late Filing), filed by the Company on April 1, 2008, the Company has not filed its Form 10-K for the fiscal year ended December 31, 2008.

Item 7.01  Regulation FD Disclosure.

See Item 2.02 above.

Item 8.01  Other Events.

See Item 2.02 above.

Item 9.01

(d)           Exhibits.

99.1           Script for Conference Call, dated April 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2009

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ Jim McDevitt
Jim McDevitt
Chief Financial Officer